UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2024

Commission File Number 000-56640

TRANS AMERICAN AQUACULTURE, INC.

(Exact name of small business issuer as specified in its charter)

Colorado	02-0685828
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1022 Shadyside Lane

Dallas, TX 75223

(Address of principal executive offices)

(972) 358-6037

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CFO Appointment

On August 16, 2024, the board of directors of Trans American Aquaculture, Inc., a Colorado corporation (the “Company”), approved the appointment of Adam Thomas (the Company’s current Chief Executive Officer) as the Company’s Chief Financial Officer and Principal Financial and Accounting Officer to fill the position vacated by the resignation of Malcolm McNeill, as disclosed on the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 19, 2024.

Adam Thomas has served as Chief Executive Officer and Director of the Company since August 2022 and as Chief Executive Officer of Trans American Aquaculture, LLC (“TAA”) since April 2016. Mr. Thomas holds a bachelor’s degree in aviation management from Bowling Green State University and holds an MBA from Capital University. He has over 15 years’ experience in operations, strategy, and financial operations. Mr. Thomas is highly qualified and experienced in managing budgets, P&L, and strategic growth. Prior to his involvement with TAA, Mr. Thomas was a Vice President at JPMorgan Chase where he led various operational and strategy groups both domestic and international. This experience led him to a Head of Corporate Strategy role at a legal and financial consulting firm where he led multiple successful mergers & acquisitions that grew annual revenue from $30M to 100M. Mr. Thomas is not, and has not been during the past five years, the director of any other public companies.

Mr. Thomas is related to Luis Fernando Granda Arias, the Company’s Chief Operating Officer, and Luis Arturo Roman, a director of the Company, through marriage (Mr. Thomas’ wife is Mr. Arias’ niece and Mr. Roman’s first cousin). Besides that, there are no family relationships between Mr. Thomas and any of our directors and executive officers.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trans American Aquaculture, Inc.

Date: August 22, 2024	By:	/s/ Adam Thomas
Adam Thomas, Chief Executive Officer

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